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                                                                   EXHIBIT 10.22

                                AMENDMENT No. 1
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          AMENDMENT No. 1 (the "Amendment"), dated as of June 25, 1998, to that
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certain Amended and Restated Credit Agreement, dated as of January 21, 1997 (as amended and restated as of November 5, 1997, the "Credit Agreement"; capitalized
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terms used herein and not defined shall have the meaning set forth in the Credit
Agreement), among IMCO RECYCLING INC., a Delaware corporation ("Borrower," which
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term shall include its successors and assigns); the Subsidiary Guarantors from time to time party thereto; each of the Lenders party thereto; MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as arranger and syndication agent (in such capacities, together with its successors in such capacities, the "Arranger"); and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
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formerly known as TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").
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                             W I T N E S S E T H :
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          WHEREAS, pursuant to Section 12.04 of the Credit Agreement, the
Obligors and each of the undersigned Lenders hereby agree to amend or waive certain provisions of the Credit Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION ONE - Amendments.
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          (a)  Section 9.09(g) is amended by replacing it with the following:
"advances, loans or extensions of credit by Borrower or any Subsidiary to employees of Borrower or any Subsidiary; provided, however, that the aggregate
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amount of all such loans, advances and extensions of credit shall not at any time exceed in the aggregate $5.0 million (without giving effect to any write-down or write-off thereof)".

          SECTION TWO - Conditions to Effectiveness.  This Amendment shall
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become effective as of the date first above written when, and only when, the
Administrative Agent shall have received counterparts of this Amendment executed by each Obligor and the Majority Lenders or, as to any of the Lenders,
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advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

          SECTION THREE  - Representations, Warranties and Covenants.  In order
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to induce the Lenders and the Agents to enter into this Amendment, each Obligor represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing; and (ii) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          SECTION FOUR - Reference to and Effect on the Credit Agreement and the
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Notes.  On and after the effectiveness of this Amendment, each reference in the
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Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Basic Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Basic Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Basic Documents, in each case as amended by this Amendment or limited as described in Section Two hereof. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Basic Documents, nor constitute a waiver of any provision of any of the Basic Documents. Each Guarantor ratifies and confirms its Guarantee as in full force and effect after giving effect to the waivers herein set forth and to any prior amendment or waiver to the Credit Agreement.

          SECTION FIVE - Costs, Expenses and Taxes.  Borrower agrees to pay all
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reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in ac-
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cordance with the terms of Section 12.03 of the Credit Agreement.  In addition,
Borrower shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

          SECTION SIX - Execution in Counterparts.  This Amendment may be
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executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION SEVEN - Governing Law.  This Amendment shall be governed by,
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and construed in accordance with, the law of the State of New York, without regard to the principles of conflicts of laws thereof.

                           [Signature pages follow]